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                                                           EXHIBIT (10)(E)-(4)



                            ELECTRO RENT CORPORATION

                           1996 DIRECTOR OPTION PLAN


         1.  PURPOSE.

             The purpose of this 1996 Director Option Plan (the "Plan") of the Corporation is to encourage ownership in the Corporation by outside directors whose continued services are considered essential to the Corporation's continuing progress, and thus to provide the directors with a further incentive to continue as directors of the Corporation.

         2.  DEFINITIONS.

             (a) "Annual Retainer" shall mean the amount to which the Eligible Director will be entitled to receive for serving as a director of the Corporation in the relevant Plan Year; but shall not include fees for attending meetings of the Board or of any committee of the Board.

             (b)  "Board" shall mean the Board of Directors of the Corporation.

             (c) "Change of Control" shall mean and shall be deemed to have occurred if (a) any person or entity (other than the current chief executive officer of the Corporation), including a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934), is or becomes the beneficial owner, directly or indirectly, of Shares having 20% or more of the total number of votes that may be cast for the election of members of the Board; or (b) as a result of or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were members of the Board immediately prior to the Transaction cease to constitute a majority of the members of the Board or of the board of directors of any successor to the Corporation.

             (d) "Code" shall mean the Internal Revenue Code of 1986, as amended to date and as may be amended hereafter from time to time.

             (e) "Committee" shall mean the committee of the Board provided for in Section 4 of the Plan.

             (f) "Common Stock" shall mean the Common Stock of the Corporation without par value.

             (g) "Corporation" shall mean Electro Rent Corporation, a California corporation.





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             (h)  "Disability" shall mean the condition of an Eligible Director who is unable to perform his duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The determination of Disability shall be by a doctor or doctors acceptable to the Corporation.

             (i) "Eligible Director" shall mean a director of the Corporation who is not an employee of the Corporation or any subsidiary of the Corporation.

             (j) "Exercise Price" shall mean the price per Share of Common Stock at which an Option may be exercised.

             (k) "Fair Market Value" shall mean the value of one Share of Common Stock, determined as follows:

                     (1) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

                     (2) If the Shares are traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

                     (3) If neither (1) nor (2) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

             (l) "Nonstatutory Stock Option" shall mean an option not described in Section 422 of the Code.

             (m) "Option" shall mean any Nonstatutory Stock Option granted pursuant to the Plan.

             (n) "Plan" shall mean this Electro Rent Corporation 1996 Director Stock Option Plan, as it may be amended from time to time.

             (o) "Plan Year" shall mean the period from June 1 of each calendar year to and including May 31 of the ensuing calendar year, commencing with June 1, 1996.

             (p) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

             (q) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 8 of the Plan, as applicable.





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             (r)  "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

         3.  EFFECTIVE DATE AND EXPIRATION.

             The Plan was adopted by the Board effective June 1, 1996, subject to the approval of the Corporation's shareholders pursuant to Section 12 of the Plan. Options may be granted pursuant to the Plan until the expiration of the Plan, to wit: ten years from the date of its actual adoption by the Board.

         4.  ADMINISTRATION.

             The Plan shall be administered by the Committee. The Committee shall consist of the directors of the Corporation who are not Eligible Directors. The Board shall appoint one of the members of the Committee as Chairman. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         5.  ELIGIBILITY AND PARTICIPATION.

             The only persons eligible to participate in the Plan are Eligible Directors.

         6.  STOCK SUBJECT TO THE PLAN.

             The Stock subject to the Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed Twenty-five Thousand (25,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to an Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 8 hereof upon the occurrence of an event specified therein.





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         7.  PROCEDURES AND TERMS OF OPTIONS.

             (a)  Election to Defer Annual Retainer.

                     On or before the first business day of each Plan Year, each Eligible Director shall notify the Secretary of the Corporation in writing that he or she has elected irrevocably to defer the payment of one-third, two-thirds, or all of his or her Annual Retainer for the Plan Year. If no such notice is given and received, the Eligible Director shall be deemed to have waived the right to defer any part of his or her Annual Retainer for the Plan Year.

             (b)  Grant of Options.

                     Each Eligible Director who has elected to defer all or part of his or her Annual Retainer shall automatically receive Nonstatutory Options as of the first business day of the Plan Year equal to the nearest number of whole shares determined in accordance with the following formula:

                 Dollar Amount of Annual Retainer Deferred
                                                             Number of
                 ----------------------------------------- = Shares
                 75% of Fair Market Value on Date of Grant


             (c)  Options Non-Transferable.

                     Options granted under the Plan are not transferable by the Optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee they may be exercised only by the Optionee. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

             (d)  Period of Option.

                     No Option may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option shall become exercisable upon retirement of the Optionee because of age or total and permanent disability, or upon his or her death. No Option shall be exercisable after the expiration of five years from the date upon which it was granted.

             (e)  Exercise of Options.

                     Options may be exercised only by written notice to the Corporation at its head office accompanied by payment in cash of the full consideration for the Shares as to which they are exercised.





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             (f)  Exercise Price.

                  The Option price per Share of each Option being exercised is twenty-five percent (25%) of the Fair Market Value per Share on the date the Option was granted.

             (g)  Exercise by Representative Following Death of Director.

                  If an Optionee dies when he or she could have exercised Options and has not fully exercised the Options, then the Options may be exercised in full at any time within 12 months after the Optionee's death by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

             (h)  Disability of Optionee.

                  If an Optionee ceases to be an Eligible Director by reason of Disability, such Optionee shall have the right to exercise the Options at any time within 12 months after ceasing to be an Eligible Director, but only to the extent that, at the date of termination, the Optionee's right to exercise such Options had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

             (i)  Retirement or Termination of Optionee or Change of Control.

                  If an Optionee ceases to be an Eligible Director by reason of retirement or termination for any reason other than death or Disability, or in the event of a Change of Control, the Optionee shall have the right to exercise the Options at any time within three months after termination or after the Change of Control, but only to the extent that, at the date of termination or after the Change of Control, the Optionee's right to exercise such Options had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

             (j)  When Right Accrues.

                     For the purpose of Subsections (g), (h) and (i) of this
Section 7, the right to exercise Options granted as of the first day of the particular Plan Year shall be deemed to accrue quarterly in advance on the first days of June, September, December and March during that Plan Year.





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             (k)  Rights as a Shareholder.

                  An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8 hereof.

             (l)  Modification, Extension and Renewal of Options.

                  Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

             (m)  Sequential Exercise.

                  Unless required by law or by the particular Option Agreement, Options may be exercisable with respect to all or any part of the Shares subject thereto without regard to the sequence in which Options were granted to the Optionee (under this Plan or otherwise) to purchase any stock in the Corporation, in a parent or subsidiary of the Corporation, or in any predecessor corporation.

             (n)  Stock Option Agreements.

                  Options granted under this Plan shall be evidenced by written Option Agreements consistent with and subject to the terms and conditions in this Plan, and in such form as the Committee shall from time to time determine. The Option Agreements may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

         8.  RECAPITALIZATIONS.

             Subject to any required action by shareholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or





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decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

             Subject to any required action by shareholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation otherwise provides.

             To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

             Except as expressly provided in this Section 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

             The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         9.  SECURITIES LAW REQUIREMENTS.

             (a)  Legality of Issuance.

             No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:





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                       (i)  it and the Optionee have taken all actions
required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from the registration requirements thereof;

                      (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

                     (iii) any other applicable provision of state or Federal law has been satisfied.

             Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

                 "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT'). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on all persons.





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             (c)  Registration or Qualification of Securities.

             The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

             (d)  Exchange of Certificates.

             If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         10.  AMENDMENT OF THE PLAN.

          The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

                     (a)  Increase the number of Shares subject to the Plan;

                     (b) Change the designation in Section 5 hereof with respect to the persons eligible to receive Options; or

                     (c)  Amend this Section 10 to defeat its purpose.

         11.  APPLICATION OF FUNDS.

             The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

         12.  APPROVAL OF SHAREHOLDERS.

             The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding Shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan, and in no event later than December 31, 1996. Prior to such approval, Options may be





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granted but shall not be exercisable.  Any amendment described in Section 10 shall also be subject to approval by the Corporation's shareholders.

    13.  EXECUTION.

             To record the adoption of the Plan by the Board on July 11, 1996, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.



                                       ELECTRO RENT CORPORATION



                                       By
                                          ---------------------------------
                                                           President



                                       By
                                          ---------------------------------
                                                            Secretary


[Seal]





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